UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2013

ACTAVIS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-13305	95-3872914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center III

400 Interpace Parkway

Parsippany, New Jersey 07054

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01.	Regulation FD Disclosure.

In connection with the Transactions (as defined in Item 8.01 on this Form 8-K), on May 20, 2013, Actavis, Inc., a Nevada corporation (“Actavis”), and Warner Chilcott plc, a public limited company organized under the laws of Ireland (“Warner Chilcott”), issued an announcement pursuant to Rule 2.5 of the Irish Takeover Rules (the “Rule 2.5 Announcement”) announcing that Actavis and Warner Chilcott have reached an agreement on the terms of an acquisition of Warner Chilcott as described below in Item 8.01 of this Form 8-K. The full text of the Rule 2.5 Announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Additionally, Actavis and Warner Chilcott prepared an investor presentation relating to the Transactions (as defined below), which was made available beginning on May 20, 2013. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Furthermore, on May 20, 2013, Paul Bisaro, Actavis’ President and Chief Executive Officer, and Roger Boissonneault, Warner Chilcott’s President, Chief Executive Officer and Director, sent an email to the employees of Actavis and Warner Chilcott. A copy of the email is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On May 19, 2013, Actavis entered into a Transaction Agreement (the “Transaction Agreement”) by and among Warner Chilcott, Actavis Limited, a company organized under the laws of Ireland (“New Actavis”), Actavis Ireland Holding Limited, a company organized under the laws of Ireland and a wholly owned subsidiary of New Actavis (“IrSub”), Actavis W.C. Holding LLC, a limited liability company incorporated in Delaware and a wholly owned subsidiary of New Actavis (“US Holdco”), and Actavis W.C. Holding 2 LLC, a limited liability company incorporated in Nevada and a wholly owned subsidiary of New Actavis (“MergerSub”). Under the terms of the Transaction Agreement, (a) New Actavis will acquire Warner Chilcott (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 (the “Scheme”) and (b) MergerSub will merge with and into Actavis, with Actavis as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). As a result of the Transactions, both Actavis and Warner Chilcott will become wholly owned, indirect subsidiaries of New Actavis. Prior to the closing of the Transactions, New Actavis will re-register as a public limited company, the ordinary shares of which are expected to be listed on the New York Stock Exchange.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. New Actavis will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, each of Actavis and Warner Chilcott will file with the SEC a proxy statement and each of New Actavis, Actavis and Warner Chilcott will file with the SEC other documents with respect to the proposed transaction. In addition, a definitive proxy statement/prospectus will be mailed to shareholders of Actavis and Warner Chilcott. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND WARNER CHILCOTT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by New Actavis, Actavis and Warner Chilcott through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by New Actavis and Actavis will be available free of charge on Actavis’ internet website at www.actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Warner Chilcott will be available free of charge on Warner Chilcott’s internet website at www.wcrx.com or by contacting Warner Chilcott’s Investor Relations Department at (973) 442-3200.

Actavis, Warner Chilcott, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Warner Chilcott is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 22, 2013, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, which was filed with the SEC on May 10, 2013, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 5, 2013, and certain of its Current Reports on Form 8-K, which were filed with the SEC on May 2, 2013 and May 8, 2013. Information about the directors and executive officers of Actavis is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, which was filed with the SEC on May 7, 2013, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 29, 2013, and certain of its Current Reports on Form 8-K, which were filed with the SEC on January 29, 2013 and May 13, 2013. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Actavis Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ estimated or anticipated future results or other nonhistorical facts are forward-looking statements that reflect Actavis’ current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors affecting Actavis’ business, Warner Chilcott’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the Warner Chilcott acquisition; subsequent integration of the Warner Chilcott acquisition and the ability to recognize the anticipated synergies and benefits of the Warner Chilcott acquisition; the receipt of required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition); the anticipated size of the markets and continued demand for Actavis’ and Warner Chilcott’s products; the impact of competitive products and pricing; access to available financing (including financing for the Warner Chilcott acquisition) on a timely basis and on reasonable terms; maintaining a position in the Standard & Poor’s 500; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; market acceptance of and continued demand for Actavis’ and Warner Chilcott’s products; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Warner Chilcott’s facilities, products and/or businesses; changes in the laws and regulations, affecting among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis’ Annual Report on form 10-K for the year ended December 31, 2012 and from time to time in Actavis’ other investor communications. Except as expressly required by law, Actavis disclaims any intent or obligation to update or revise these forward-looking statements.

Statement Required by the Irish Takeover Rules

The directors of Actavis accept responsibility for the information contained in this document other than that relating to Warner Chilcott and its Associates and the directors of Warner Chilcott and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Actavis (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Deutsche Bank Securities Inc. is acting exclusively for Warner Chilcott as financial advisor and is not acting as financial advisor to anyone else in connection with the matters referred to in this document and will not be responsible to anyone other than Warner Chilcott in connection therewith for providing advice in relation to the matters referred to in this document. Deutsche Bank Securities Inc. has delegated certain of its financial advisory functions and responsibilities to Deutsche Bank AG, acting through its London branch. Deutsche Bank AG, acting through its London branch is performing such delegated functions and responsibilities exclusively for Warner Chilcott and is not acting as a financial adviser for any other person in connection with the matters referred to in this document and will not be responsible to any such other person for providing advice in relation to the matters referred to in this document. Deutsche Bank AG is authorised under German Banking Law (competent authority: BaFin – Federal Financial Supervisory Authority) and authorised and subject to limited regulation by the Financial Conduct Authority. Details about the extent of Deutsche Bank AG’s authorization and regulation by the Financial Conduct Authority are available on request.

BofA Merrill Lynch and Greenhill & Co. are acting exclusively for Actavis and no one else in connection with the matters referred to in this document and will not be responsible to anyone other than Actavis for providing the protections afforded to clients of BofA Merrill Lynch or Greenhill & Co and for providing advice in relation to the acquisition of Warner Chilcott, the contents of this document or any transaction or arrangement referred to herein.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Warner Chilcott or Actavis, all ‘dealings’ in any ‘relevant securities’ of Warner Chilcott or Actavis (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 p.m. (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Warner Chilcott or Actavis, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Warner Chilcott by Actavis or ‘relevant securities’ of Actavis by Warner Chilcott, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the ‘business’ day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

No Profit Forecast / Asset Valuations

No statement in this document constitutes a profit forecast for any period, nor should any statement be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Actavis or Warner Chilcott or New Actavis as appropriate. No statement in this document constitutes an asset valuation. Any synergy or earnings enhancement statements in this document should not be construed as a profit forecast or interpreted to mean that New Actavis’ earnings in the first full year following the Acquisition, or in any subsequent period, would necessarily match or be greater than or be less than those of Actavis and/or Warner Chilcott for the relevant financial period or any other period. The bases and assumptions for synergy numbers set out in Appendix 1 of the Rule 2.5 Announcement have been reported in accordance with Rule 19.3(b) of the Irish Takeover Rules.

General

This document should be read in conjunction with the full text of the Rule 2.5 Announcement issued by Actavis and Warner Chilcott on May 20, 2013. Appendix I to the Rule 2.5 Announcement contains further details of the sources of information and bases of calculations set out in the Rule 2.5 Announcement; Appendix II to the Rule 2.5 Announcement contains definitions of certain expressions used in this document and in the Rule 2.5 Announcement; Appendix III to the Rule 2.5 Announcement contains the Conditions of the Acquisition and the Scheme; and Appendix IV sets out the reports from PricewaterhouseCoopers and Greenhill & Co and BofA Merrill Lynch in respect of certain merger benefit statements made in the Rule 2.5 Announcement.

The release, publication or distribution of this document in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme Circular or any document by which the Acquisition and the Scheme are made. Actavis shareholders and Warner Chilcott shareholders are advised to read carefully the formal documentation in relation to the proposed transaction once the Scheme Circular has been dispatched.

Pursuant to Rule 2.6(c) of the Irish Takeover Rules, the Rule 2.5 Announcement will be available to Actavis employees on Actavis’ website (www.actavis.com) and Warner Chilcott employees on Warner Chilcott’s website (www.wcrx.com).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Rule 2.5 Announcement, dated May 20, 2013.

99.2	Investor Presentation, furnished herewith.

99.3	Email from Paul Bisaro and Roger Boissonneault to Actavis and Warner Chilcott employees on May 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2013	ACTAVIS, INC.

	By:	/s/ David A. Buchen
David A. Buchen
Chief Legal Officer - Global